UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2015

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas	77046
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The recent decline in the price of crude oil has negatively impacted dayrates and demand for the Company’s services, along with overall activity levels in the industry. Accordingly, the Company is proactively evaluating a number of options to improve the Company’s financial position in the event of a prolonged market downturn. To achieve that objective, the Company has engaged in discussions with potential financing sources and existing noteholders to determine available options to enhance liquidity, including new financing and deleveraging measures.

Disclosures

In connection with the discussions, the Company provided certain confidential information pursuant to confidentiality agreements with potential investors (the “Confidentiality Agreements”). Certain of the Confidentiality Agreements have now expired pursuant to their terms. The Company is making the disclosures herein in accordance with the terms of the Confidentiality Agreements.

The inclusion of this financial and other information and projections in this Current Report on Form 8-K, including the information in Exhibit 99.1, should not be regarded as an indication that this financial and other information or projections reflect current estimates or expectations, beliefs and assumptions of management about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or may occur or that was not anticipated at the time the information was prepared. The information likely does not reflect either current results or future performance. The projections were prepared for use in discussions with certain investors, and for other management decisions and are subjective in many respects. The projections and other information are included herein only because they were provided under the Confidentiality Agreements and are contractually required to be disclosed by the Company. The projections were not prepared with a view toward public disclosure. The information included in Exhibit 99.1 was prepared for disclosure under the Confidentiality Agreements on or about April 30, 2015 and does not reflect any subsequent events and adjustments, including adjustments customarily made in year-end balance sheets, including any asset impairments, debt reclassifications and other matters.

Management of the Company has prepared the financial projections included in Exhibit 99.1 and has not received an opinion or report on it from any independent auditor or third party. The assumptions and estimates underlying the projections are substantially driven by estimated activity levels of our customers and, although we consider our assumptions as to activity levels reasonable as of the date these projections were prepared, those estimates and our ability to achieve anticipated results are subject to a wide variety of significant business, economic and competitive risks and uncertainties, including those related to commodity prices, that could cause actual results to differ materially from those contained in the projections. As the financial projections cover future years, such information by its nature becomes less predictive and less reliable with each successive year. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by our management with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the assumptions used in preparing the projections will prove accurate.

These projections are forward-looking statements and should be read together with our historical financial statements and public filings with the SEC, including the risk factors and cautionary statements in our public filings with the SEC, as well as our fleet status reports made public from time to time. The financial projections were not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of our management, were prepared on a reasonable basis based on available estimates and judgments at the time. The information is a high-level summary only and is subject to assumptions, qualifications and performance criteria not otherwise described or apparent in the information presented. The financial projections and underlying assumptions are not factual and should not be relied upon as being a representation by us or necessarily indicative of future results, and you are cautioned not to place undue reliance on this information. We do not prepare projections for disclosure purposes in the ordinary course of our business and do not anticipate that we will continue to prepare or update projections for disclosure in the future.

The information included in Exhibit 99.1 does not include all information that may be required by SEC disclosure rules, nor does it comply with Regulation G promulgated by the SEC.

The information in this Item 7.01 and Exhibit 99.1 is being furnished, not filed. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended. By filing this Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in Item 7.01 or Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are subject to a number of risks, uncertainties and assumptions, including the factors described in our most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge on the Company’s website at www.herculesoffshore.com. Hercules Offshore cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. Other risks and uncertainties that may affect our actual results include, among other things, oil and natural gas prices and industry expectations about future prices; demand for offshore rigs and liftboats; our ability to enter into and the dayrates and other terms of future contracts; the impact of governmental laws and regulations; levels and increases in operating expenses; uncertainties relating to the level of activity in offshore oil and natural gas exploration, development and production; the availability of skilled personnel in our areas of operations; extended delivery time for rigs and equipment; labor relations and work stoppages; operating hazards such as severe weather and seas, fires, cratering, blowouts, war and terrorism; unavailable or inadequate insurance coverage; compliance with or breach of environmental laws; the impact of newly built rigs; the effect of litigation and contingencies; international political and economic uncertainties; adverse political, economic and business conditions from time to time in West Africa and the Middle East; and the potential inability of Hercules to achieve its plans or carry out its strategies. Accordingly, you should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Certain projections dated as of April 30, 2015 furnished under Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: June 1, 2015	By:	/s/ Beau M. Thompson
Beau M. Thompson
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Certain projections dated as of April 30, 2015 furnished under Item 7.01.